                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





               Date of Report (Date of earliest event reported):
                                  April 9, 1997
                                  -------------





                                 ROMTECH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)










         Pennsylvania                 0-27102                 23-2694937
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)



2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania           19047
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (215) 750-6606
                                                           --------------




                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

         RomTech, Inc. (the "Company") has to date sold in a private offering to three accredited investors 1,000,000 shares of Class Three Convertible Preferred Stock (the "Convertible Preferred Stock"), without par value, and 50,000 Common Stock Purchase Warrants (the "Warrants") to purchase 50,000 shares of the Company's Common Stock, without par value (the "Common Stock"), for an aggregate purchase price of $1,000,000. The Company intends to continue the private offering, which is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, pursuant to Section 4(2) of the Act and Rule 506 promulgated thereunder. Neither the Convertible Preferred Stock nor the Warrants have been registered under the Act and may not be offered or sold by the purchasers in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

         The Company has agreed to file a registration statement with the Securities and Exchange Commission within twenty days of the closing of the private placement registering for sale by the holders the Common Stock underlying the Convertible Preferred Stock and the Common Stock issuable upon exercise of the Warrants. One-half of the Convertible Preferred Stock is convertible at the option of the holder beginning five days following the date that the registration statement for the Common Stock underlying the Convertible Preferred Stock has been declared effective by the Securities and Exchange Commission ("First Conversion Date"). The remaining one-half of the Convertible Preferred Stock will become convertible thirty days after the First Conversion Date. In the event that the registration statement does not become effective on or before six months following the closing date, all of the outstanding shares of the Convertible Preferred Stock will become convertible at any time beginning six months from the closing date. The conversion price per share ("Conversion Price"), will be determined as follows:

         (A) Beginning on the First Conversion Date and ending on the thirtieth day thereafter, the Conversion Price will equal 80% percent of the Average Quoted Price (as defined in the Certificate of Designation for the Convertible Preferred Stock) for the five (5) trading days immediately preceding the conversion date;

         (B) Beginning on the thirty-first day after the First Conversion Date and ending on the sixtieth day after the First Conversion Date, the Conversion Price will equal 78% percent of the Average Quoted Price for the five (5) trading days immediately preceding the conversion date;

         (C) Beginning on the sixty-first day after the First Conversion Date and ending on the ninetieth day after the First Conversion Date, the Conversion Price will equal 76% percent of the Average Quoted Price for the five (5) trading days immediately preceding the conversion date;

         (D) Beginning on the ninety-first day after the First Conversion Date and ending on the one hundred twentieth day after the First Conversion Date, the Conversion Price will equal 74% percent of the Average Quoted Price for the five
(5) trading days immediately preceding the conversion date;

         (E) Beginning on the one hundred twenty-first day after the First Conversion Date and ending on the one hundred fiftieth day after the First Conversion Date, the Conversion Price will equal 72% percent of the Average Quoted Price for the five (5) trading days immediately preceding the Conversion Date; and

         (F) Beginning on the one hundred fifty-first day after the First Conversion Date and ending on the one hundred eightieth day after the First Conversion Date, the Conversion Price will equal 70% percent of the Average Quoted Price for the five (5) trading days immediately preceding the Conversion Date. In no event will the Conversion Price exceed $5.95 or be less than $.66.

         Each Warrant entitles the holder to purchase one share of Common Stock at an exercise price of $3.94, subject to the condition that the Warrants will not be exercisable until the closing bid price of the Company's Common Stock has reached $5.66. The exercise price and the number of shares of Common Stock (or any other securities) to be obtained upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, including a stock dividend on, or a split of, Common Stock, a reorganization or recapitalization of the Company or the merger or consolidation of the Company, or in the event of distributions to the holders of Common Stock.

         The holders of the Convertible Preferred Stock and the Warrants are entitled to certain registration rights pursuant to a Registration Rights Agreement, which provides that within 20 days after the date of issuance of the Convertible Preferred Stock, the Company will file with the Securities and Exchange Commission a shelf registration statement (the "Registration Statement") covering resales by holders of the Common Stock issuable upon conversion of the Convertible Preferred Stock and upon exercise of the Warrants. The Company will use its best efforts to cause the registration statement to become effective as promptly as is practicable (but in any event, no later than 90 days after the date of issuance of the Convertible Preferred Stock and Warrants) and to keep the registration statement effective for two (2) years from the date of issuance of the Convertible Preferred Stock. The Company will pay all expenses of the registration statement. If the Registration Statement has not been declared effective on or within 90 days after the date of issuance of the Convertible Preferred Stock and the Warrants (the "Registration Deadline"), the Company will be subject to a penalty equal to one percent of the aggregate purchase price paid for the Convertible Preferred Stock and the Warrants for the first 30 days after the Registration Deadline. A penalty equal to two percent of the aggregate purchase price paid for the Convertible Preferred Stock and the Warrants will be incurred for each 30 day period thereafter, but in no event will the penalties be greater than the aggregate purchase price paid for the Convertible Preferred Stock and the Warrants.

         The Company has agreed to pay H.J. Meyers & Co., Inc. ("H.J. Meyers"), as placement agent of the Convertible Preferred Stock and the Warrants, a commission equal to six percent (6%) of the aggregate sale price of the Convertible Preferred Stock and the Warrants, as well as 7,000 shares of Common Stock (the "Agent Shares") upon completion of the placement of 1,000,000 shares of Convertible Preferred Stock. The Company has agreed to register for resale the Agent Shares. In addition, H.J. Meyers will be paid an amount equal to 2% of the aggregate sale price of the Convertible Preferred Stock for payment of expenses incurred in connection with the performance of its services.

Financial Statements and Exhibits.

(a) Financial Statements.

         Not applicable.

(b) Pro Forma Financial Statements.

         (i) Consolidated unaudited Pro Forma Balance Sheet and Statement of Operations.

(c) Exhibits.

Exhibit No.                   Description of Exhibit                 Page Number
-----------                   ----------------------                 -----------

4.9 Certificate of Designation, Preferences, Powers, Rights and Number of Shares of Class Three Convertible Preferred Stock (Exhibit 4.9)

4.10     Form of Securities Purchase Agreement (Exhibit 4.10)

4.11     Form of Warrant Agreement (Exhibit 4.11)

4.12     Form of Registration Rights Agreement (Exhibit 4.12)

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ROM TECH, INC.
                                  (Registrant)




Date:  April 9, 1997                              /s/  Joseph A. Falsetti
       -------------                              -----------------------
                                                  Joseph A. Falsetti
                                                  Chief Executive Officer
                                                  Principal Financial Officer

                                                  /s/  Gerald W. Klein
                                                  -----------------------
                                                  Gerald W. Klein
                                                  Vice President and
                                                  Chief Financial Officer

                                 RomTech, Inc.
                      Consolidated Pro Forma Balance Sheet
                                  (Unaudited)

                                                           February 28,                       February 28,
                                                              1997                                1997
                                                            Unadjusted       Adjustments       As Adjusted
                                                           -----------       -----------       -----------
                    ASSETS
Current assets:
   Cash and cash equivalents                               $   344,639       $   800,000       $ 1,144,639
   Restricted cash                                              14,788                              14,788
   Accounts receivable, net of allowance                       803,084                             803,084
          for doubtful accounts of $97,521
   Inventory                                                   395,566                             395,566
   Prepaid expenses                                            284,869                             284,869
                                                           -----------       -----------       -----------
         Total current assets                                1,842,946           800,000         2,642,946
Furniture and equipment, net                                   179,606                             179,606
Other assets                                                   176,767                             176,767
                                                           -----------       -----------       -----------
           Total assets                                    $ 2,199,319       $   800,000       $ 2,999,319
                                                           ===========       ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Notes payable                                           $   131,903                         $   131,903
   Accounts payable                                            803,971                             803,971
   Accrued expenses                                            527,041                             527,041
                                                           -----------       -----------       -----------
          Total current liabilities                          1,462,915                           1,462,915
Capital lease obligations net of current portion                60,226                              60,226
Notes payable-long term portion                                305,992                             305,992
Convertible subordinated debt                                  150,000                             150,000
                                                           -----------       -----------       -----------
          Total liabilities                                  1,979,133                           1,979,133

Stockholders' equity:
   Convertible preferred stock                               2,271,340         1,000,000         3,271,340
   Common stock, no par value (40,000,000
    shares authorized; 6,483,815 issued and
    outstanding)                                             4,316,861                           4,316,861
   Additional paid in capital                                  685,355          (200,000)          485,355
   Accumulated deficit                                      (7,053,370)                         (7,053,370)
                                                           -----------       -----------       -----------
         Total stockholders' equity                            220,186           800,000         1,020,186
                                                           -----------       -----------       -----------
         Total liabilities and stockholders' equity        $ 2,199,319       $   800,000       $ 2,999,319
                                                           ===========       ===========       ===========

                                 RomTech, Inc.
                 Consolidated Pro Forma Statement of Operations
                                  (Unaudited)

                                             Eight months ended
                                                February 28,
                                                    1997
                                             ------------------

Net revenues                                      $2,843,194

Cost of revenues                                     917,630
                                                   ---------

Gross profit                                       1,925,564

Operating expenses:
   Product development                               377,479
   Selling, general and administrative             2,904,367
                                                   ---------
        Total operating expenses                   3,281,846
                                                   ---------

Operating loss                                    (1,356,282)

Interest expense, net                                (42,084)
                                                   ---------

Net loss                                         ($1,398,366)
                                                 ===========

Net loss per common share                             ($0.22)

Weighted average common
         shares outstanding                        6,309,964